                                                                    EXHIBIT 14

               CHART OF ZURICH INSURANCE GROUP - UNITED STATES
                    SHOWING RELATIONSHIP WITH SUBSIDIARIES
                             AND OTHER COMPANIES

ZURICH INSURANCE COMPANY
ZURICH, SWITZERLAND

        Owns 100% of - Zurich Holding Co. of America [US-DE]
                owns 100% of - American Guarantee and Liability Insurance Co. [US-NY]
                        owns 100% of - Steadfast Insurance Co. [US-DE]
                                owns 100% of - American Zurich Ins. Co. [US-IL]
                                        owns 100% of - Zurich American Insurance Co. of Illinois [US-IL]
                        owns 100% of - Atlas General, Inc. [US-FL]
                        owns 100% of - Atlas General Agency, Inc. [US-FL]
                        Trust Agreements Zurich American Lloyds [US-TX]
                        owns 100% of - Empire Fire & Marine Ins. Co. [US-NE]
                                owns 100% of - Empire Indemnity Ins. Co. [US-OK]
                                owns 100% of - Douglas Street Premium Finance Co. of California [US-CA]
                                owns 100% of - Douglas Street Premium Finance Co. [US-NE]
                                owns  51% of - Truckwriters, Inc. [US-NE]
                owns 100% of - Zurich Global Ltd. (Bda)
                owns 100% of - Universal Underwriters Acceptance Corp. [US-KA]
                owns 100% of - Universal Underwriters Service Corp. [US-MO]
                owns 100% of - Universal Underwriters Service Corp. of Texas [US-TX]
                owns 100% of - The Zurich Services Corporation [US-IL]
                owns 100% of - Zurich American Brokerage, Inc. [US-NY]
                owns 100% of - Zurich Direct, Inc. [US-IL]

        -----------------------------------------------------
        owns 17.5% of - Maryland Casualty Co. [US-MD]
                owns 82.5% of - Maryland Casualty Co. [US-MD]
        -----------------------------------------------------
                        owns 100% of - Assurance Company of America [US-NY]
                        owns 100% of - Maine Bonding & Casualty Co. [US-ME]
                        owns 100% of - Maryland Insurance Company [US-TX]
                        owns 100% of - The Maryland Insurance Group Agency, Inc. [US-MD]
                        owns 100% of - Maryland Management Corp. [US-TX]
                        Trust Agreements - Maryland Lloyds [US-TX]
                        owns 100% of - Maryland Construction Agency Services, Inc. [US-TX]
                        owns 100% of - National Standard Ins. Co. [US-TX]
                        owns 100% of - Northern Insurance Co. of New York [US-NY]
                        owns 100% of - Steadfast Reinsurance Co. Ltd. (Bda)
                        owns 100% of - Valiant Insurance Co. [US-IA]
                        owns 100% of - Fidelity & Deposit Company of Maryland [US-MD]
                                owns 100% of - Colonial American Casualty & Surety Co. [US-MD]
                                owns 100% of - 300 St. Paul Corporation [US-MD]
                                owns  51% of - Maryland Netherlands Credit Ins. Co. [US-MD]
                        owns 100% of - Universal Underwriters Ins. Co. [US-MO]
                                owns 100% of - Universal Underwriters of Texas [US-TX]
                                owns 100% of - Mountain Ins. Agency [US-MA]
                                owns 100% of - Universal Underwriters Life Ins. Co. [US-MO]
                                     owns 82.7% of - Zurich Life Insurance Company of America [US-IL]

               CHART OF ZURICH INSURANCE GROUP - UNITED STATES
                    SHOWING RELATIONSHIP WITH SUBSIDIARIES
                             AND OTHER COMPANIES

ZURICH INSURANCE COMPANY
ZURICH, SWITZERLAND

        owns 99+% of - Zurich Life Insurance Co. (Zurich, Switzerland)
                Zurich Life Insurance Company of America [US-IL] owns 100% of - Zurich International (Bermuda) Ltd. [Bda]

        -------------------------------------------------------------
                owns 35% of - Zurich Centre Investments Limited [Bda]
        owns 65% of - Zurich Centre Investments Limited [Bda]
        -------------------------------------------------------------
                Owns 100% of - Centre Reinsurance Services (Bermuda) Limited [Bda]
                        Owns 48% of - Titan Insurance Holding Co., Ltd. [Bda]
                                Owns 100% of - Titan Insurance Co., Ltd. [Bda]
                        Owns 44% of - Insurance GenPar (Bermuda), L.P. [Bda]
                                Owns 1% and serves as GP of -
                                        Insurance Partners Offshore (Bermuda) (Bermuda) Limited [Bda]
                Owns 100% of - Centre Reinsurance Holdings Limited [Bda]
                        Owns 100% of - Centre Reinsurance (Bermuda) Limited [Bda]
                                Owns 19.9% of - Risk Management Solutions [US]
                                Owns 24% of - Centre Cat Limited [Bda]
                                Owns 100% of - Centre Reinsurance Limited [Bda]
                                        Owns 54% of - Insurance Partners Offshore (Bermuda) (Bermuda) Limited [Bda]
                                        Owns 33% of - International Insurance Advisors, Inc. [US]
                                        Owns 100% of - Anglo American Insurance Group Limited [Bda]
                                                Owns 100% of - Anglo American Insurance Co. (Bermuda) Limited [Bda]
                                        Owns 100% of - Centre Reinsurance Representatives Limited [UK]
                                        Owns 100% of - Centre Reinsurance Services (Bermuda) III Limited [Bda]
                                                Owns 100% of - Superior National Capital, L.P. [Bda]
                                Owns 100% of - Centre Reinsurance Holdings (Delaware)
                        Owns 100% of - Centre Finance Dublin [Ire]
                        Owns 100% of - CentreLine Reinsurance Limited [Bda]
                                Owns 100% of - Mendip Insurance & Reinsurance Company Limited [Bda]
                                        Owns 100% of - Centre Reinsurance Services (Bermuda) IV Limited [Bda]
                Owns 100% of - ZC Healthcare Risk Solutions [US-DE]

                --------------------------------------------------------------
                Owns 58% of - Zurich Reinsurance Centre Holdings, Inc. [US-De]
                42% Publicly Owned
                --------------------------------------------------------------
                        Owns 100% of - Zurich Reinsurance Centre, Inc. [US-CT]
                                Owns 100% of - Re Capital [US-NJ]
                                Owns 100% of - RCI Systems, Inc. [US-DE]
                Owns 94% of - Cedar Hill Holdings Inc. [US-DE]
                        Owns 100% of - Cedar Hill Assurance Company [US-TX]
                Owns 100% of - Centre ReSource Limited [US-DE]
                Owns 100% of - Centre Financial Services Holdings Limited [Bda]
                        Owns 5% of - The Pharmacy Fund, Inc. [US-NY]
                        Owns 100% of - Synthetic Re Advisors Limited [US-DE]
                                Owns 1% and serves as GP of - Synthetic Re Advisors
                        Owns 100% of - Centre Trading Holdings Limited [Bda]
                                Owns 34.5% of - Centre Trading Partners, L.P. [US-DE]
                                Owns 50% of - CentRe Mortgage Capital LLC [US-DE]
                                        Owns 100% of - National Mortgage Capital LLC [US-MD]
                                Owns 45% of - Centre Trading Corporation [US-DE]
                                        Owns 1% of - Centre Trading Parnters, L.P. [US-DE]
                        Owns 100% of - Centre Software Corporation [US-DE]
                                Owns 1% and serves as GP of - Centre Software Partners, L.P. [US-DE]
                        Owns 100% of - CF Products Incorporated [US-DE]
                                Owns 1% and serves as GP of - CF Products Partners L.P. [US-DE]
                Owns 100% of - ZCI Investments Limited [Bda]
                Zurich Home Investments Limited [Bda]
                        Owns 4% of - Home Holdings, Inc. [US-DE]

               CHART OF ZURICH INSURANCE GROUP - UNITED STATES
                    SHOWING RELATIONSHIP WITH SUBSIDIARIES
                             AND OTHER COMPANIES

ZURICH INSURANCE COMPANY
ZURICH, SWITZERLAND

        -------------------------------------------------------------
                owns 35% of - Zurich Centre Investments Limited [Bda]
        owns 65% of - Zurich Centre Investments Limited [Bda]
        -------------------------------------------------------------
                Owns 100% of - Centre Investment Services Limited [Bda]
                        Owns 100% of - Centre Investment Services II Limited (Bermuda) [Bda]
                        Owns 100% of - Centre Investment Services (Delaware) Limited [US-DE]
                                Owns 50% of - Centre Chase Investment Advisors L.P. [US-DE]
                Owns 75% of - Risk Enterprise Management Limited [US-DE]
                Owns 100% of - Centre Reinsurance Services (Bermuda) II Limited [Bda]
                        Owns 44% of - Insurance GenPar LP [US-De]
                                Owns 1% and serves as GP of - Insurance Partners LP [US-DE]
                        Owns 43% of - IPC GenPar (Bermuda) LP [Bda]
                                Owns 1% and serves as GP of - Insurance Partners Charman (Bermuda) LP [Bda]
                Owns 100% of - Centre Reinsurance Services (Delaware) Limited [US-DE]
                        Owns 44% of - Service GenPar LP [US-DE]
                                Owns 1% and serves as GP of Insurance Partners Advisors LP [US-DE]

               CHART OF ZURICH INSURANCE GROUP - UNITED STATES
                    SHOWING RELATIONSHIP WITH SUBSIDIARIES
                             AND OTHER COMPANIES

ZURICH INSURANCE COMPANY
ZURICH, SWITZERLAND
        -------------------------------------------------------------
                owns 35% of - Zurich Centre Investments Limited [Bda]
        owns 65% of - Zurich Centre Investments Limited [Bda]
        -------------------------------------------------------------
          Owns 100% of - Centre Reinsurance Holdings Limited [Bda]
            Owns 100% of - Centre Reinsurance (Bermuda) Limited [Bda]
              Owns 100% of - Centre Reinsurance Limited [Bda]
                        Owns 32.22% of - International Insurance Investors, L.P. [Bda]
                                Owns 4% of - Home Holdings, Inc. [US-DE]
                                        Owns 100% of - The Home Insurance Co. [US-NH]
                        Owns 100% of - Centre Reinsurance International Company [Ire]
                                Owns 100% of - Centre Insurance International Co. [Ire]
                        Owns 100% of - Centre Reinsurance Dublin [Ire]
                                Owns 100% of - Centre Finance Dublin International [Ire]
                        Owns 100% of - Anglo American Insurance Group (UK) PLC [UK]
                                Owns 100% of - Anglo American Insurance Holdings Limited [UK]
                                        Owns 100% of - Anglo American Underwriting Underwriting Management Limited [UK]
                                                Owns 100% of - Anglo American Insurance Management Services Limited [UK]
                                        Owns 100% of - Anglo American Insurance Co. Limited [UK]
                                                Owns 100% of - Mercantile Indemnity Limited [UK]
              Owns 100% of - Centre Reinsurance Holdings (Delaware)
                        Owns 100% of - Centre Reinsurance (US) Limited [Bda]
                                Owns 100% of - Centre Reinsurance Company of New York [US-NY]
                                        Owns 19% of - Insurance Partners Advisors LP [US-DE]
                                                Owns 5% of - Risk Enterprise Management Limited [US-DE]
                        Owns 100% of - Constellation Reinsurance Company [US-NY]
                        Owns 100% of - BDA/US Services Limited [US-DE]
                        Owns 100% of - Centre Re Services, Inc. [US-NY]
                        Owns 49% of - Integrated Runoff Insurance Services Corp. (IRISC) [US-NJ]
                                Owns 100% of - IRISC London Limited [UK]
                                Owns 20% of - Risk Enterprise Management Limited [US-DE]


               CHART OF ZURICH INSURANCE GROUP - UNITED STATES
                    SHOWING RELATIONSHIP WITH SUBSIDIARIES
                             AND OTHER COMPANIES


ZURICH INSURANCE COMPANY
ZURICH, SWITZERLAND
        Owns 100% of - Zurich International Service [Ire]
        Owns 100% of - Zurich International Service [Lxm]
        Owns 99.99% - of Marofinac [Mor]
        Owns 5% of - Arab International Insurance Co. [Egy]
        Owns 99.99% of - La Garantie Generale Marocaine (GGM) [Mor]
        Owns 0.923% of - Genevoise Generale (Geneva General Insurance Co.) [Sw]
        Owns 80% of - Zurich Life Assurance Company Ltd. [UK]
        Owns 50% of - Previservice S.p.A. [Ity]
        Owns 67% of - Genevoise Vie (Geneva Life Insurance Co.) [Sw]
        Owns 0.923% of - Zurich International [Blg]
        Owns 100% of - Assuricum Zurich [Sw]
                Owns 99.87% of - Zurich Leben (Life) Insurance Company [Sw]
                        Owns 100% of - Zurich-Leben PKB [Sw]
                        Owns 5% of - National Insurance Company (Runoff) [Lxm]
                        Owns 100% of - Societe Jacquet [Blg]
                        Owns 90% of - Zurich Life International Services, Ltd. [UK]
                        Owns 20% of - Zurich Life Assurance Company Ltd. [UK]
                        Owns 50% of - Previservice S.p.A. [Ity]
                        Owns 22.6% of - Genevoise Vie (Geneva Life Insurance Co.) [Sw]
                        Owns 99.075% of - Zurich International [Blg]
                        Owns 15% of Alstadt Insurance Co. [Sw]
                        Owns 1% of - ASSURYS Compagnie d'Assurances [Fra]
                        Owns 10% of - Zurich Epargne Compagnie d'Assurances [Fra]
                Owns 100% of - Rud, Blass & Cie AG [Sw]
                Owns 5% of - National Insurance Company (Runoff) [Sau]
                Owns 100% of Genevoise Generale (Geneva General Insurance Co.) [Sw]
                Owns 10.32% of Zurich International (France) S.A. [Fra]
                        Owns 99.99% of - S.G.E.A. [Fra]
                        Owns 20% of - ASSURYS Compagnie d'Assurances [Fra]
                        Owns 2% of - Zurich Epargne Compagnie d'Assurances [Fra]
        Owns 90% of - Zurich Insurance Services [Bah]
        Owns 99.46% of - Zurich do Brazil [Brz]
                Owns 32% of - CAARS [Brz]
                        Owns 100% of - Zurich-Anglo Seguradora S.A. [Brz]
                Owns 60% of - Zurich Asia Holdings Ltd. [Ber]
        Owns 80.77% of - Danubio Compagnia di Assicurazioni S.p.A. [Ity]
        Owns 58.64% of - Zurich International (France) S.A. [Fra]
        Owns 96.99% of - ASSURYS Compagnie d'Assurances [Fra]
        Owns 99.87% of - Alpina Insurance Co. [Sw]
                Owns 19.23% of - Danubio Compagnia di Assicurazioni S.p.A. [Ity]
                Owns 31.01% of - Zurich International (France) S.A. [Fra]
                Owns 69.99% of - Zurich Epargne Compagnie d'Assurances [Fra]
        Owns 74.05% of - Alstadt Insurance Co. [Sw]
        Owns 100% of - Turegum Insurance Co. [Sw]
                Owns 33.3% of Zurich Holdings (UK) Ltd. [UK]
                        Owns 100% of - Pilot Association [UK]
                        Owns 10% of - Zurich Life International Services, Ltd. [UK]
                        Owns 100% of Zurich Re (UK) Ltd. [UK]
                                Owns 100% of - Zurich International (UK) Ltd. [UK]
                        Owns 100% of - General Surety Holding, Ltd. [UK]
                                Owns 100% of - General Surety & Guarantee Co. [UK]
                        Owns 10% of - Zurich Insurance Services [Bah]
                        Owns 0.54% of - Zurich do Brazil [Brz]
                        Owns 7.5% of - Zurich Asia Holdings Ltd. [Ber]
                                Owns 56.7% of - Zurich Insurance (Malaysia) Sdn Bhd. [Mal]
                                Owns 100% of - Malayan Zurich Insurance (runoff) [Png]
                                Owns 100% of - Zurich Insurance (Guam) Inc. [Gua]
        Owns 66.6% of - Zurich Holdings (UK) Ltd. [UK]
        Owns 100% of - Zurich Investment Management AG [Sw]


               CHART OF ZURICH INSURANCE GROUP - UNITED STATES
                    SHOWING RELATIONSHIP WITH SUBSIDIARIES
                             AND OTHER COMPANIES

ZURICH INSURANCE COMPANY
ZURICH, SWITZERLAND
        Owns 99.025% of - Agrippina Verischerung [Ger]
                Owns 100% of - Central Lloyd Verwaltungsges mbH [Ger]
                Owns 100% of - Anas Inv. Ltd. Dublin [Ire]
                Owns 96.224% of - Agrippina Lebensverischerung AG [Ger]
                        Owns 1.52% of Agrippina Ruckverischerung AG [Ger]
                Owns 87.222% of - Agrippina Ruckverischerung AG [Ger]
                Owns 99.275% of - Patria Versicherung AG [Ger]
                        Owns 1.367% of - Agrippina Ruckverischerung AG [Ger]
                Owns 100% of - Agrippina Rechtsschutzverischerung AG [Ger]
        Owns 50% of - ZBV Beratungs-u. Verkaufs-AG [Sw]
        Owns 100% of - HERA Vermogensverwaltung GmbH [Ger]
        Owns 5% of - Saudi National Insurance Company, E.C. (SNIC) [Sau]
        Owns 50% of - African International Insurances (A.I.I.) [Kny]
        Owns 42.7% of - Iguazu Compania de Seguros [Arg]
                Owns 69.3% of - Zurich Iguazu Compania de Seguros de Retiro S.A. [Arg]
        Owns 30% of - Zurich Iguazu Compania de Seguros de Retiro S.A. [Arg]
        Owns 100% of - Zurich Internacional de Venezuela [Ven]
        Owns 30% of - Zurich Chapultepec Compania de de Seguros S.A. [Mex]
        Owns 100% of - Zurich Beteiligungs - AG [Ger]
                Owns 16.7% of - BFI Betieigungsges fur Industriewerte [Ger]
                Owns 2% of - Deutsche Bank Bauspar AG [Ger]
                Owns 100% of - Deutsche Allgemeine Leben Verischerung AG [Ger]
                Owns 100% of - Zurich Allgemeine Verischerung AG [Ger]
                Owns 100% of - Zurich Rechtsschutz-Versicherungs-AG [Ger]
                Owns 100% of - Zurich Kautions-und Kredit-AG [Ger]
                Owns 100% of - Zurich International (Deutschland) [Ger]
                Owns 80% of - Zurich Investmentges [Ger]
                Owns 100% of - Zurich Gesellschaft fur Vermogensanlagen [Ger]
                        Owns 96% of - D. Kern Steuerberatung [Ger]
        Owns 100% of - Zurich International (Netherland) N.V. [Nth]
        Owns 100% of - Bastion B.V. [Nth]
        Owns 100% of - Zurich International (Italia) S.p.A. [Ity]
        Owns 100% of - Zurich Insurance Company, U.K. [UK]
        Owns 100% of - Metropole [Spn]
        Owns 100% of - Fairfax House Securities Ltd. [UK]
        Owns 100% of - Caudal S.A. de Seguros y Reaseguros [Spn]
        Owns 100% of - Zurich International (Espana) Compania [Spn]
        Owns 100% of - Gestora [Spn]
        Owns 100% of - Santorio Zurbaran [Spn]
        Owns 100% of - Consultores de Pensiones [Spn]
        Owns 100% of - Carteastur [Spn]
        Owns 100% of - Zurich Kosmos Verischerungen AG [Aus]
        Owns 15% of -  Garant Eurasco [Aus]
        Owns 100% of - Zurich Uberzpieczenle Service Sp.z.o.o. (Zurich Verischerung Service GmbH) [Pol]
        Owns 100% of - Zurich Biztositasi Szolgaltato Kft. (Zurich Verischerung Service GmbH) [Hun]
        Owns 99.99% of - Inversiones Suizo Chilena [Chl]
                Owns 99.65% of - Compania de Seguros Chilena de Vida (Life Insurance Co.) [Chl]
                        Owns 73.15% of - Compania de Seguros Chilena Generales (Chilean General Insurance) [Chl]
                Owns 2.36% of - Compania de Seguros Chilena Generales (Chilean General Insurance) [Chl]
        Owns 49.96% of - Minerva Assicurazioni S.p.A. [Ity]
        Owns 99.96% of - SIAR (Societa Italiana Assicurazioni e Riassicurazionio) S.p.A. [Ity]
                Owns 42.51% of Minerva Vita Assicurazioni S.p.A. [Ity]
        Owns 63.5% of - Sicurta 1879 Assicurazioni S.p.A. [Ity]
                Owns 50.02% of - Minerva Assicurazioni S.p.A. [Ity]
                        Owns 24.95% of - Minerva Vita Assicurazioni S.p.A. [Ity]
                                Owns 63.53% of - Zeta Finanza S.p.A. [Ity]
                                Owns 0.08% of - Zetasim [Ity]
                                Owns 35% of ATAM [Ity]
                                Owns 63% of - Zetasim [Ity]
                        Owns 1.13% of - Zeta Finanza S.p.A. [Ity]
                        Owns 35.71% of Edil-Spettacolo [Ity]
                                Owns 0.05% of - Zetasim [Ity]
                        Owns 50% of - Toscana Uno [Ity]
                Owns 63.11% of - ATAM [Ity]
        Owns 36.5% of - Sicurta 1879 Assicurazioni S.p.A. [Ity]
        Owns 29.01% of - Minerva Vita Assicurazioni S.p.A. [Ity]
        Owns 19.54% of Zeta Finanza S.p.A. [Ity]
                Owns 100% of - Zeta Fiduciaria [Ity]
                Owns 100% of - Zeta Fondi [Ity]
                Owns 100% of - Zetagest [Ity]
        Owns 100% of - Erbasei S.p.A. [Ity]
        Owns 36.07% of Zetasim [Ity]


               CHART OF ZURICH INSURANCE GROUP - UNITED STATES
                    SHOWING RELATIONSHIP WITH SUBSIDIARIES
                             AND OTHER COMPANIES

ZURICH INSURANCE COMPANY
ZURICH, SWITZERLAND

        Owns 75% of - Zurich Australian Insurance Holdings, Ltd. [Ast]
                Owns 25% of - Zurich Australian Insurance Properties Pty. Ltd. [Ast]
                Owns 100% of - Zurich Australian Insurance Ltd. [Ast]
                        Owns 25% of - Zurich Australian Insurance Properties Pty. Ltd. [Ast]
                Owns 100% of - Zurich Australian Life Insurance Ltd. [Ast]
                        Owns 50% of - Zurich Australian Insurance Properties Pty. Ltd. [Ast]
                        Owns 51% of - National Accountancy Management Services Pty. Ltd. (NAMS) [Ast]
                        Owns 100% of - Zurich Investment Management AG [Ast]
                        Owns 100% of - Zurich Australian Superannuation Pty. Ltd. [Ast]
                        Owns 100% of - Zurich Properties Ltd. [Ast]
                Owns 100% of - Zurich Australian Insurance Ltd. [Ast]
                        Owns 100% of - Zurich Australian Workers Compensation Victoria Pty. Ltd [Ast]
                        Owns 25% of - Australian Insurance Systems Holdings Pty. Ltd. [Ast]
                        Owns 33% of - Machinery Insurance Services Pty. Ltd. [Ast]
                        Owns 87.25% of - Zurich Pacific Insurance Pty. Ltd. [Png]
                        Owns 100% of - Zurich Australian Workers Compensation Ltd. [Ast]
                        Owns 50% of - Associated Marine Insurers [Ast]
        Owns 100% of - Zurich Canadian Holdings Ltd. [Can]
                Owns 100% of - Zurich Indemnity of Canada [Can]
                Owns 50% of - Multi Services Canada, Inc. [Can]
                Owns 50% of - World Travel Protection, Inc. [Can]
                Owns 50% of - Zurich Canada Investment Management, Ltd. [Can]
                Owns 100% of - ZURMEX Canadian Holdings, Ltd. [Can]
        Owns 100% of - Zurich Life of Canada Holdings, Ltd. [Can]
                Owns 100% of - Zurich Life & Health Insurance Company [Can]
                        Owns 90% of - Zurich Life Insurance Company of Canada [Can]
        Owns 10% of - Zurich Life Insurance Company of Canada [Can]
        Owns 100% of - MICO Holdings Ltd. [Bah]
                Owns 100% of - MICO Holdings Ltd. [Bah]
                        Owns 15.91% of - MICO Equities Inc. [Phl]
                                Owns 51.37% of - Eastern General Reinsurance Corp. [Phl]
                                Owns 47.98% of - First Nationwide Assurance Corporation [Phl]
        Owns 14.40% of - MICO Equities Inc. [Phl]
                Owns 99.99% of - Malayan International Insurance Company [Bah]
                        Owns 100% of - Malayan Insurance Co. (UK) Ltd. [UK]
                        Owns 18.23% of - Eastern General Reinsurance Corp. [Phl]
                                Owns 11.51% of - First Nationwide Assurance Corporation [Phl]
                        Owns 100% of - Trans-Pacific Insurance Co. (Australia) Ltd. (In liquidation) [Ast]
                        Owns 100% of - Malayan Insurance Co., Inc. (MICO) [Phl]
                                Owns 70% of - Malayan Zurich Insurance Co. [Phl]
                                        Owns 70% of - Eastern General Reinsurance Corp. [Phl]
                                Owns 38.03% of - First Nationwide Assurance Corporation [Phl]
                                Owns 60% of - Pan Malayan Insurance Co. [Phl]
                                        Owns 15.96% of - First Nationwide Assurance Corporation [Phl]
                        Owns 99.99% of - Asia-Pacific Reinsurance Co., Ltd. [Bvi]
                        Owns 100% of - Malayan Insurance Co. (Hong Kong) Ltd. [Hkg]
                        Owns 100% of - American Bristol Corp. [US]
                                Owns 100% of - American Bristol Insurance Company [US]
        Owns 80% of - P.T. Zurich Insurance Indonesia [Ind]
        Owns 70% of - P.T. PSP Life Insurance Indonesia [Ind]
        Owns 75% of - Zurich Insurance Co. (Asia) Ltd. [Hkg]
        Owns 30% of - Malayan Zurich Insurance Co. [Phl]